Hartford Life Insurance Company Separate Account Seven:
333-148570	Hartford Leaders (Series IV)
Hartford Leaders Platinum
Hartford Leaders / Chase
Huntington Hartford Leaders
Hartford Leaders Ultra
Hartford Leaders Select
333-148553	Hartford Leaders Foundation

Hartford Life and Annuity Insurance Company Separate Account Seven:
333-148561	Hartford Leaders (Series IV)
333-148566	Hartford Leaders Foundation

Supplement Dated June 25, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated June 25, 2008 to your Prospectus

In Section 7.b. – The Hartford’s Principal First, the third paragraph under the subsection entitled, “How is the charge for this rider calculated?” is deleted and replaced with the following:

We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.

In Section 7.b. – The Hartford’s Principal First, the seventh bullet under the subsection entitled, “Other Information” is deleted and replaced with the following:

•                  The fee for this rider may increase if and when a step-up is elected. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Synopsis and this section.

In Appendix A – Examples, under the subsection, “The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios,” the “New Contract Value” under Examples 21 and 22 is replaced with $2,000.

In Appendix G.B.II, footnote (1) should be:

(1)                                  Varies based on contract version.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6710